ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ALDRICH LAW FIRM, LTD. JOHN P. ALDRICH 1601 S. Rainbow Blvd., Suite 160 Las Vegas, Nevada 89146 Telephone: (702) 853-5490 Facsimile: (702) 227-1975 DISTRICT COURT CLARK COUNTY, NEVADA GIRARD DEPOTI, Derivatively on Behalf of CV SCIENCES, INC., Plaintiff, vs. JOSEPH DOWLING, MICHAEL J. MONA, JR., MICHAEL J. MONA, III, GARY R. SLIGAR, and JAMES A. MCNULTY, Defendants, – and – CV SCIENCES, INC., Nominal Party. ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) Case No. A-18-782513-C ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

- 1 - ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 WHEREAS, Plaintiffs and Defendants have moved the Court for an order (i) preliminarily approving the proposed Settlement of the above-captioned shareholder derivative action, in accordance with a Stipulation of Settlement dated July 28, 2022 and the Exhibits thereto (the “Stipulation”), and (ii) approving distribution of the Notice of Proposed Settlement; WHEREAS, the Stipulation sets forth the terms and conditions of the Settlement, including, but not limited to: (a) a proposed Settlement and dismissal of the Action with prejudice by entry of judgment by the Court; and (b) an award of attorneys’ fees and expenses to counsel for Plaintiffs, upon the terms and conditions set forth in the Stipulation; WHEREAS, the Settlement appears to be the product of serious, informed, and non-collusive negotiations and falls within the range of reasonableness for possible approval; WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and WHEREAS, this Court, having considered the Stipulation and the Exhibits annexed thereto and having heard the arguments of the Settling Parties, if any, at the preliminary approval hearing: NOW THEREFORE, IT IS HEREBY ORDERED: 1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for: (a) a proposed Settlement and dismissal of the Action with prejudice by entry of judgment by the Court; and (b) an award of attorneys’ fees and expenses to counsel for Plaintiffs, upon the terms and conditions set forth in the Stipulation. 2. Pursuant to Nevada Rule of Civil Procedure 23.1, a Settlement Hearing shall be held before this Court on November 14, 2022, at 1:30 p.m. to: (a) determine whether the terms and conditions of the Settlement provided for in the Stipulation are fair, reasonable, adequate, and in the best interests of CV Sciences and current CV Sciences shareholders; (b) consider an Order and Final Judgment (i) approving the Settlement in its entirety and according to its terms and dismissing the Action with prejudice by entry of the Judgment by the Court; (ii) providing that each of the Settling Parties shall bear his, hers, or its own costs

- 2 - ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 (except as expressly stated otherwise in the Stipulation); (iii) releasing, and enjoining prosecution of any and all Released Claims to be released pursuant to the Stipulation; and (iv) determining whether the agreed-to Fee and Expense Award should be approved; and (c) hear such other matters as the Court may deem necessary and appropriate. 3. The Court approves, as to form and content, the Notice attached as Exhibit C to the Stipulation and the Summary Notice attached as Exhibit D to the Stipulation, and finds that the dissemination of the Notice and Stipulation and the publication of the Summary Notice, substantially in the manner and form set forth in ¶3.2 of the Stipulation, meets the requirements of applicable law and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto of all matters relating to the Settlement. 4. Within fourteen (14) business days following entry of this Order CV Sciences shall publish the Notice via a press release, shall file a Current Report on Form 8-K with the SEC attaching the Notice, and shall post the Notice, together with this Stipulation, on the “Investors” section of its website. 5. Also within fourteen (14) business days following entry of this Order, CV Sciences shall publish the Summary Notice one time in the national editions of Investor’s Business Daily. 6. All costs incurred in providing notice shall be paid by CV Sciences. 7. At least ten (10) calendar days before the Settlement Hearing, CV Sciences’ Counsel shall file with the Court an appropriate affidavit or declaration with respect to filing and posting the Notice and Summary Notice. 8. All current CV Sciences shareholders shall be bound by all orders, determinations, and judgments concerning the Settlement, whether favorable or unfavorable to current CV Sciences shareholders. 9. Pending final determination of whether the Settlement should be approved, no current CV Sciences shareholder, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court or tribunal asserting any of the Released Claims.

- 3 - ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 10. All papers in support of the Settlement shall be filed with the Court and served at least twenty-eight (28) calendar days before the Settlement Hearing and all reply memoranda in support of such motion shall be filed with the Court and served at least seven (7) calendar days before the Settlement Hearing. 11. Any current record holders and beneficial owners of common stock of CV Sciences may appear and show cause, if he, she, or it has any reason why the terms of the Settlement should not be approved as fair, reasonable, and adequate, or why a Judgment should not be entered thereon, provided, however, unless otherwise ordered by the Court, no current CV Sciences shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, unless that Person has, at least fourteen (14) calendar days before the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by First-Class Mail) appropriate proof of stock ownership, along with written objections, including the basis therefor, and copies of any papers and briefs in support thereof: Counsel for Plaintiff: John P. Aldrich ALDRICH LAW FIRM, LTD. 1601 S. Rainbow Blvd., Suite 160 Las Vegas, Nevada 89146 Counsel for Defendants: Jeffery A. Garofalo PROCOPIO, CORY, HARGRAVES & SAVITCH, LLP 10000 W. Charleston Blvd., Suite 140 Las Vegas, Nevada 89135 All such objections must identify the case number and must be filed with the Court at: Clerk of the Court Eighth Judicial District, Clark County 200 Lewis Ave. Las Vegas, Nevada 89011

- 4 - ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Any current CV Sciences shareholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation and to the award of attorneys’ fees and expenses to Plaintiffs’ Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given. Neither the Stipulation (including any Exhibits attached thereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be, or may be offered, attempted to be offered, or used in any way by the Settling Parties as a presumption, a concession, or an admission of, or evidence of, any fault, wrongdoing, or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence, or used by any other person in any other actions or proceedings, whether civil, criminal, or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them, in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Settling Parties may file the Stipulation and documents executed pursuant thereto and in furtherance thereof in any action to enforce the Settlement. 12. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the current CV Sciences shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the current CV Sciences shareholders. IT IS SO ORDERED. DATED: September 21, 2022 /s/ Timothy C. Williams THE HONORABLE TIMOTHY C. WILLIAMS